Exhibit 10.3

NEITHER THIS WARRANT, NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT (COLLECTIVELY, THE “SECURITIES”), HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES OR BLUE SKY LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE COMPANY MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY PROPOSED TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS. THIS WARRANT IS SUBJECT TO THE TRANSFER RESTRICTIONS SET FORTH HEREIN.

CLAYTON WILLIAMS ENERGY, INC.

WARRANT TO PURCHASE COMMON STOCK

Warrant No.: 2016-[•]

Number of Shares of Common Stock: [•] ([•])

Date of Issuance: March 15, 2016 (“Issuance Date”)

Clayton Williams Energy, Inc., a Delaware corporation (the “Company”), certifies that, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, [•], a [•], the registered holder hereof, or its permitted assigns (the “Holder”), is entitled, subject to the terms and conditions hereof, to purchase from the Company, at the Exercise Price (as defined below) then in effect, upon surrender of this Warrant to Purchase Common Stock (including any Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof, the “Warrant”), at any time or times on or after the Issuance Date, but not after 5:30 p.m., New York City time, on the Expiration Date (as defined below), up to [•] ([•]) fully paid and nonassessable shares of Common Stock (as defined below) (the “Warrant Shares”).

1.             EXERCISE OF WARRANT.

(a)           Mechanics of Exercise.  Subject to the terms and conditions hereof, this Warrant may be exercised by the Holder on any day on or after the Issuance Date and on or before the Expiration Date, in whole or in part (but not as to fractional shares), by (i) delivery of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant, (ii) (A) payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the “Aggregate Exercise Price”) in cash or wire transfer of immediately available funds (a “Cash Exercise”) or (B) if the conditions for Cashless Exercise (as defined in Section 1(c)) set forth in Section 1(c) are satisfied, by notifying the Company in the Exercise Notice that this Warrant is being exercised pursuant to a Cashless Exercise, and (iii) delivery of the applicable Tax Documentation, as described below (the items under (i), (ii) and (iii) above, the “Exercise Delivery Documents”).  The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder.  On or before the first Trading Day following the date on which the Company has received the Exercise Delivery Documents (the date upon which the Company has received all of the Exercise Delivery Documents, the “Exercise Date”), the Company shall transmit by facsimile or e-mail transmission an acknowledgment of confirmation of receipt of the Exercise Delivery Documents to the Holder and the Company’s transfer agent for the Common Stock (the “Transfer Agent”).  The Company shall deliver any objection to the Exercise Delivery Documents on or before the second Trading Day following the date on which the Company has received all of the Exercise Delivery Documents and any dispute with respect to such objection shall be resolved in accordance with Sections 1(d) and 13.  On or before the third Trading Day following the date on which the Company has received all of the Exercise Delivery Documents (the “Share Delivery Date”), the Company shall cause the Transfer Agent to register by book entry, as described in Section 1(g) below, the transfer and delivery of the Warrant Shares issuable to the Holder upon such exercise and deliver to the Holder an Ownership Notice (as defined in Section 1(g)) relating to such Warrant Shares.  Notwithstanding the preceding sentence, in the event the Holder exercises the Warrant in connection with a pending sale transaction of the Warrant Shares issuable to the Holder upon such exercise, the Company shall use commercially reasonable efforts to cause the Transfer Agent to register such transfer and delivery of the Warrant Shares no later than the Trading Day on which the Company has received all of the Exercise Delivery Documents. Upon delivery of the Exercise Delivery Documents to the Company, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date registration of such Warrant Shares in the Holder’s name or delivery of the Ownership Notice in respect thereof to Holder occurs.  If this Warrant is submitted in connection with any exercise pursuant to this Section 1(a) and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then the Company shall as soon as practicable and in no event later than three Trading Days after any such submission and at its own expense, issue a new Warrant (in accordance with Section 7(f)) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant has been and/or is exercised.  The Company shall pay any and all transfer taxes and other expenses of the Company and the Holder(s) that may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrants in a name other than that of the Holder.  The Holder shall be responsible for all other tax liabilities that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.  All Warrant Shares issued upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and non-assessable, issued without violation of any preemptive or similar rights of any stockholders of the Company and free and clear of all liens.  At the time the Holder delivers an Exercise Notice to the Company, the Holder also shall deliver to the Company, in a form reasonably acceptable to the Company, whichever of the following is applicable: (i) a certification of non-foreign status which meets the requirements of Treasury

Regulation section 1.1445-2(b)(2) and a properly completed Internal Revenue Service (“IRS”) Form W-9, (ii) a certification from an authorized person for the Holder that on each date on which the Holder (or any person whose ownership of Warrants would be attributable to such Holder pursuant to the last sentence of Temporary Treasury regulation section 1.897-9T(b) (a “Related Owner”)) acquired a Warrant, the aggregate fair market value on such date of all Warrants beneficially owned by such Holder (plus any Warrants owned by any Related Owners), did not exceed 5% of the product of (a) the average price of Common Stock on such date, and (b) the number of shares of Common Stock outstanding on such date, and a properly completed applicable IRS Form W-8 (including IRS Forms W-8BEN, W-8BEN-E and W-8IMY and any required attachments), (iii) a notice of nonrecognition transaction that meets the requirements of Treasury Regulation section 1.1445-2(d)(2) and a properly completed applicable IRS Form W-8 (including IRS Forms W-8BEN, W-8BEN-E and W-8IMY and any required attachments) or (iv) such other documentation as may be required at the time of exercise to establish a complete exemption from withholding of tax (the items described in subparagraphs (i) through (iv) are referred to as “Tax Documentation”).  If the Company does not receive Tax Documentation from the Holder establishing a complete exemption from withholding tax, the Holder shall nonetheless be entitled to exercise the Warrant and the Company shall be entitled to withhold such portion of the Warrant Shares as are required to satisfy the applicable withholding tax.

(b)           Exercise Price.  For purposes of this Warrant, “Exercise Price” means $22.00 per share of Common Stock, subject to adjustment as provided herein.

(c)           Cashless Exercise. Notwithstanding anything contained herein to the contrary, the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x B) - (A x C)

B

For purposes of the foregoing formula:

A =                 the total number of shares with respect to which this Warrant is then being exercised.

B =                 the arithmetic average of the Weighted Average Price of the shares of Common Stock (as reported by Bloomberg) on the 10 Trading Days ending on the date immediately preceding the date of the Exercise Notice.

C =                 the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

For purposes of Rule 144(d) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), as in effect on the date hereof, assuming the Holder is not an affiliate of the Company, it is intended that the Warrant Shares issued in a Cashless Exercise shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the Issuance Date. The parties hereto intend that for all applicable income tax purposes, a Cashless Exercise of this Warrant shall be treated by the parties as a tax-free recapitalization of the Company under Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended (the “Code”).  Unless otherwise required by applicable tax law at the time this Warrant is exercised or by a “determination” as defined in Section 1313 of the Code, the Company and the Holder shall not take any actions or positions that are inconsistent with the preceding sentence.

(d)           Disputes. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the number of Warrant Shares to be issued pursuant to the terms hereof, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed pending resolution of such dispute.

(e)           No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.  As to any fraction of a share that the Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

(f)            Exchange Act Filings. The Holder agrees and acknowledges that it shall have sole responsibility for making any applicable filings with the U.S. Securities and Exchange Commission pursuant to Sections 13 and 16 of the Exchange Act as a result of its acquisition of any Warrant and the Warrant Shares and any future retention or transfer thereof.

(g)           Book Entry; Ownership Notice.  Any Warrant Shares issued hereunder shall be in uncertificated, book-entry form, as permitted by the Company’s Bylaws and the Delaware General Corporation Law.  The Transfer Agent shall maintain the register for the Common Stock and such book-entry system.  Upon any exercise of this Warrant, the Company shall deliver (or cause the Transfer Agent to deliver) to the Holder a screen shot of the Transfer Agent’s records or such other instrument as the Transfer Agent shall typically issue in such circumstance indicating the registration of transfer to the Holder by book entry of the number of shares of Common Stock issuable to the Holder upon such exercise of the Warrant (an “Ownership Notice”).  The Transfer Agent’s records and any Ownership Notices shall contain the legend set forth in Section 19(d) (or an equivalent notation reflecting the transfer restrictions described in such legend) until such time as the legend may be removed in accordance with Section 19(d).

(h)           Limitations on Exercises Subject to Stockholder Approval. In the event that any exercise pursuant to this Section 1 prior to the date of the Stockholder Approval (as defined below) would result in the issuance of Warrant Shares that (i) have, or will have upon issuance, voting power in excess of 19.99% of the voting power of the Common Stock outstanding before the Issuance Date or (ii) represent, or will represent upon issuance, in excess of 19.99% of the number of shares of Common Stock outstanding before the Issuance Date  (each of (i) and (ii), the “Warrant Exercise Cap”), notwithstanding anything to the contrary in this Warrant, the Company shall have no obligation to issue and deliver Warrant Shares in excess of the Warrant Exercise Cap unless and until the approval of the requisite holders of the issued and outstanding voting capital stock of the Company required by the listing requirements of the

Principal Market shall have been obtained (the “Stockholder Approval”).  The Company shall have a continuing obligation to use commercially reasonable efforts to seek the Stockholder Approval, with such obligation commencing promptly following the Issuance Date and ending at such time as the Stockholder Approval has been obtained.  Upon each such adjustment of the Exercise Price hereunder, the number of shares of Common Stock issuable upon exercise of this Warrant shall be reduced to the Maximum Amount.

2.             ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES.  The Exercise Price and the number of Warrant Shares shall be adjusted from time to time as follows:

(a)           Adjustment upon Subdivision or Combination of Shares of Common Stock.  If the Company at any time on or after the Issuance Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares will be proportionately increased.  If the Company at any time on or after the Issuance Date combines (by combination, reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares will be proportionately decreased.  Any adjustment under this Section 2(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(b)           Adjustment upon Issuance of Common Stock. Except as otherwise provided herein, if the Company at any time on or after the Issuance Date issues or sells, or in accordance with Sections 2(c) and 2(d) is deemed to have issued or sold, any shares of Common Stock (other than Excluded Securities) for a consideration per share less than the Exercise Price in effect immediately prior to such time, then immediately upon such issuance or sale, the Exercise Price shall be reduced to the Exercise Price determined according to the following formula:

Exercise Price = (A x B) + C

D

For purposes of the foregoing formula:

A =                 the Exercise Price in effect immediately prior to such issuance or sale.

B =                 the number of shares of Common Stock Deemed Outstanding immediately prior to such issuance or sale.

C =                 the consideration, if any, received by the Company upon such issuance or sale (or, with respect to a Convertible Security, the Fair Market Value of the Convertible Security as of the date of such issuance or sale).

D  =              the number of shares of Common Stock Deemed Outstanding immediately after such issuance or sale.

Upon each such adjustment of the Exercise Price hereunder, the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted to the number of shares determined by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

(c)           Adjustment upon Issuance of Rights or Options.  If the Company in any manner grants or sells any Options (other than Excluded Securities) and the price per share for which Common Stock is issuable upon the exercise of such Options, or upon conversion or exchange of any Convertible Securities issuable upon exercise of such Options (other than Excluded Securities) is less than the Exercise Price in effect immediately prior to the time of the granting or sale of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options, or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options, shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Options for such price per share.  For purposes of this paragraph, the “price per share for which Common Stock is issuable upon exercise of such Options or upon conversion or exchange of such Convertible Securities” shall be determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the granting or sale of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options.  No further adjustment of the Exercise Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

(d)           Adjustment upon Issuance of Convertible Securities.  If the Company in any manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon conversion or exchange thereof is less than the Exercise Price in effect immediately prior to the time of such issue or sale, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share.  For the purposes of this paragraph, the “price per share for which Common Stock is issuable upon conversion or exchange thereof” shall be determined by dividing (i) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities.  No further adjustment of the Exercise Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the

Exercise Price had been or are to be made pursuant to other provisions of this Section 2, no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

(e)           Treatment of Expired Options and Unexercised Convertible Securities.  Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Securities without the exercise of such Option or right, the Exercise Price then in effect and the number of Warrant Shares issuable hereunder shall be adjusted immediately to the Exercise Price and the number of shares which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.  For purposes of this Section 2(e), the expiration or termination of any Option or Convertible Security which was outstanding as of the date of issuance of this Warrant shall not cause the Exercise Price hereunder to be adjusted unless, and only to the extent that, a change in the terms of such Option or Convertible Security caused it to be deemed to have been issued after the date of issuance of this Warrant.

(f)            Calculation of Consideration Received. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the net amount received by the Company therefor.  In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the Fair Market Value of such consideration.

(g)           Integrated Transactions. In case any Option is issued in connection with the issuance or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options shall be deemed to have been issued without consideration.

(h)           Treasury Shares; Record Date. The number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Company or any subsidiary of the Company, and the disposition of any shares so owned or held shall be considered an issuance or sale of Common Stock.  If the Company takes a record of the holders of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(i)            Certain Events.  If any event occurs of the type contemplated by the provisions of this Section 2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s board of directors shall make an appropriate adjustment in the Exercise Price and the number of shares of Common Stock issuable upon exercise of this Warrant so as to protect the rights of the Holder; provided that no such adjustment shall increase the Exercise Price or decrease the number of shares of Common Stock issuable as otherwise determined pursuant to this Section 2.

(j)            Par Value.  Notwithstanding anything to the contrary in this Warrant, in no event shall the Exercise Price be reduced below the par value of the Company’s Common Stock.

(k)           Special Distributions.  In case the Company shall declare a dividend or make any other distribution (excluding dividends payable in shares of its Common Stock and other dividends or distributions referred to in Section 2(a)), including, without limitation, in property or assets, to holders of Common Stock (a “Non-Cash Distribution”), then the board of directors of the Company  shall make provision so that upon the exercise of the Warrant, the Holder or the Holder’s subsequent permitted transferee(s) shall be entitled to receive such dividend or distribution that the Holder would have received had the Warrant been exercised immediately prior to the record date for such dividend or distribution.  In case the Company shall declare a dividend or make any other distribution in cash or cash equivalents to holders of Common Stock (a “Cash Distribution” and together with a Non-Cash Distribution, a “Special Distribution”), then the Exercise Price in effect immediately prior to such Cash Distribution will be reduced by the per share amount of any such Cash Distribution. When a Special Distribution is made, the Company shall promptly notify the Holder of such event in writing and the dividend or other distribution that the Holder is entitled to receive.

(l)            Limitations on Adjustments Subject to Stockholder Approval. In the event that any adjustment to the shares of Common Stock issuable pursuant to this Section 2 prior to the date of the Stockholder Approval would result in the issuance of Warrant Shares in excess of the Warrant Exercise Cap, notwithstanding anything to the contrary in this Warrant, the Company shall have no obligation to make an adjustment to the shares of Common Stock issuable in accordance with the terms hereof unless and until the Stockholder Approval has been obtained.

3.             FUNDAMENTAL TRANSACTIONS.

(a)           Prior to the occurrence of any Fundamental Transaction, the Company shall make appropriate provision to ensure that the Successor Entity shall deliver upon exercise of this Warrant, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property purchasable upon the exercise of the Warrant prior to such Fundamental Transaction), such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights), if any, that the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had this Warrant been exercised immediately prior to the record date for such Fundamental Transaction, as adjusted in accordance with the provisions of this Warrant.  Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein.  Upon consummation of the Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon exercise of this Warrant at any time after the consummation of the Fundamental Transaction, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property purchasable upon the exercise of the Warrant prior to such Fundamental Transaction), such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights), if any, that the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had this Warrant been exercised immediately prior to the record date for such Fundamental Transaction, as adjusted in accordance with the provisions of this Warrant.  In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to ensure that the Holder will thereafter have the right to receive upon an exercise of this Warrant within 90 days after the consummation of the Fundamental Transaction but, in any event, prior to the Expiration Date, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property) purchasable upon the exercise of the Warrant prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had the Warrant been exercised immediately prior to the record date for such Fundamental Transaction.  Provision made pursuant to the preceding sentence shall be in a form and substance reasonably satisfactory to the Required Holders. The provisions of this Section shall apply similarly and equally to successive Fundamental Transactions and Corporate Events and any adjustment under this Section 3 shall be without duplication for any adjustment or distribution made under Section 2.

(b)           In the event that the Company at any time grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”) the then Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on the exercise of this Warrant), immediately before the record date for the grant, issuance or sale of such Purchase Rights, or, if no such record date is established, the date as of which the record holders of shares of Common Stock are determined for the grant, issue or sale of such Purchase Rights.

4.             NO DUPLICATIVE ADJUSTMENT; LIMIT ON ADJUSTMENTS.  Any adjustments or distribution rights under any provision of Sections 2 or 3 shall be made without duplication for any other adjustment or participation right under any other provision of Section 2 or 3.  In addition, if the Holder or the Company reasonably believes, based on the written opinion of legal counsel, that any regulatory or stockholder approval, including under applicable anti-trust laws or applicable rules and regulations of any national securities exchange or over-the-counter market on which the Common Stock is listed for trading, is required prior to the Holder acquiring any Purchase Rights it has elected, or is otherwise entitled, to acquire pursuant to Section 3(b), the Holder shall not be required to make such acquisition, and the Company shall delay such issuance of the Purchase Rights to the Holder until such approval has been obtained (or, in the case of applicable anti-trust laws, the required filings have been completed and any applicable waiting period has expired).  The Company shall use commercially reasonable efforts to comply promptly with all applicable regulatory requirements related to obtaining such approvals.  If the preceding sentence of this Section 4 applies, nothing in Section 3(b) shall prevent the Company from proceeding with the issuance of the Purchase Rights to the other holders of Common Stock who have elected, or are otherwise entitled, to acquire such Purchase Rights other than the portion of the Purchase Rights that the Holder is entitled to acquire pursuant to Section 3(b).

5.             RESERVATION OF WARRANT SHARES.  The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of shares of Common Stock which are then issuable and deliverable upon the exercise of this entire Warrant.  The Company covenants that all shares of Common Stock so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.  If, notwithstanding the foregoing, and not in limitation thereof, at any time while this Warrant remains outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon exercise of this Warrant at least a number of shares of Common Stock (the “Required Reserve Amount”) equal to the maximum number of shares of Common Stock as shall from time to time be necessary to effect the exercise of all this Warrant (without regard to any limitations on exercise contained herein) (an “Authorized Share Failure”), then the Company shall promptly take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for this entire Warrant.  Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than 90 days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock.  In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall solicit its stockholders’ approval of such increase in authorized shares of Common Stock and use commercially reasonable efforts to cause its board of directors to recommend to the stockholders that they approve such proposal. The Company shall not (i) effect any subdivision (by way of stock split, stock dividend, recapitalization or otherwise) of its outstanding Common Stock into a greater number of shares of Common Stock which would result, pursuant to Section 2(a) (without giving effect to Section 2(b)), or (ii) take any action which would require an adjustment of the Exercise Price under Section 2(b) which would result, in each case, in a reduction of the Exercise Price below the par value of the shares of Common Stock then in effect unless on or prior to such subdivision or action the par value of such shares of Common Stock is reduced to the extent necessary (or another adjustment reasonably acceptable to the Required Holders and the Company is made) to permit the adjustments under Section 2(a) or Section 2(b), as applicable, which would otherwise be made in connection therewith, but for the restriction of Section 2(j), and to permit the Warrants to be exercised into Warrant Shares that are fully paid after giving effect to such adjustments.

6.             WARRANT HOLDER NOT DEEMED A STOCKHOLDER.  Except as otherwise specifically provided herein, the Holder, solely in such Person’s capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of shares of  capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person’s capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant.  In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

7.             REGISTRATION AND REISSUANCE OF WARRANTS.

(a)           Registration of Warrant.  The Company shall register this Warrant, upon the records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time.  The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.  The Company shall also register any transfer, exchange, reissuance or cancellation of any portion of this Warrant in the Warrant Register.

(b)           Transfer of Warrant.  Subject to the terms and conditions hereof, including the restrictions on transfer set forth in Section 7(c), this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Holder, upon surrender of this Warrant with a properly executed assignment (in the form attached hereto as Exhibit B) at the principal office of the Company.   Any transfer or assignment of this Warrant (and the Warrant Shares issuable upon exercise of this Warrant) shall be made only in compliance with all applicable securities laws and, if requested by the Company, following delivery to the Company of a legal opinion reasonably satisfactory to the Company confirming such compliance.  If this Warrant is to be transferred in accordance with the terms hereof, the Holder shall (i)  surrender this Warrant to the Company together with all applicable transfer taxes, whereupon the Company will promptly issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 7(f)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less than the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 7(e)) to the Holder representing the right to purchase the number of Warrant Shares not being transferred and (ii) provide advance written notice to the Company of the Warrant being transferred, the name and notice details of the transferee and an instrument duly executed by the transferee whereby such transferee makes the representations set forth in Section 19 of this Warrant and agrees to be bound by all obligations of the Holder under this Warrant.   Any transfer of the Warrant or Warrant Shares which is not made in accordance with the terms of this Section 7 shall be void.

(c)           Restrictions on Transfer.  The Warrant and the Warrant Shares issuable and deliverable upon exercise of this Warrant may be transferred or assigned to any Person without the consent of the Company; provided that (i) any such transferee shall agree in writing to be bound by all obligations of the Holder under this Warrant, and (ii) to the extent that such transferee, after giving effect to such transfer, would own (beneficially or of record) 5% percent or more of the issued and outstanding shares of Common Stock or other equity securities of the

Company (assuming exercise by such transferee of the Warrant and the issuance and delivery of Warrant Shares to such transferee) then such transferee, as a condition to such transfer, shall execute and deliver to the Company a standstill agreement, substantially in the form attached hereto as Exhibit C; provided further that the Company’s prior written consent shall be required with respect to any transfer or assignment of this Warrant or the Warrant Shares to a Competitor (which consent may be withheld in the sole and absolute discretion of the Company).

(d)           Lost, Stolen or Mutilated Warrant.  Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form or the provision of reasonable security by the Holder to the Company and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 7(f)) representing the right to purchase the Warrant Shares then underlying this Warrant.

(e)           Exchangeable for Multiple Warrants.  This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company together with all applicable transfer taxes, for a new Warrant or Warrants (in accordance with Section 7(f)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, that the Company shall not be required to issue Warrants for fractional shares of Common Stock hereunder.

(f)            Issuance of New Warrants.  Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant shall (i) be of like tenor with this Warrant, (ii) represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 7(b) or Section 7(d), the Warrant Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date and (iv) have the same rights and conditions as this Warrant.

8.             NOTICES.  Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with the information set forth in the Warrant Register.  The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Warrant, including, in reasonable detail, a description of such action and the reason or reasons therefore.  Without limiting the generality of the foregoing, the Company will give written notice to the Holder (a)  following any adjustment of the Exercise Price or Warrant Shares issuable upon exercise hereof, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (b) at least 20 days prior to the record date (i) with respect to any dividend or distribution upon the shares of Common Stock, (ii) with respect to any grants, issuances or sales of any Options, Convertible Securities, or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock or (iii) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation; provided, that in each case, such information shall be made known to the public prior to or within three Trading Days of such notice being provided to the Holder.

9.             NONCIRCUMVENTION.  The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder.  Without limiting the generality of the foregoing, the Company (a) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (b) shall use all reasonable efforts to take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

10.          AMENDMENT AND WAIVER.  Except as otherwise provided herein, the provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Required Holders.  Any amendment or waiver approved by the Required Holders and any other approval or consent granted by the Required Holders hereunder shall be effective and binding on all current and future holders of the Warrants.

11.          GOVERNING LAW.  This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware.  The Company and the Holder each hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in Wilmington, Delaware, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  The Company and the Holder each hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to the address of such party set forth on the signature pages hereto (or as otherwise specified in writing to the other party) and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Nothing contained herein shall be deemed or operate to preclude the Holder or the Company from bringing suit or taking other legal action against the other party in any other jurisdiction to enforce this Warrant or settle any claim relating hereto.  THE COMPANY AND THE HOLDER EACH HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE

HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WARRANT OR ANY TRANSACTION CONTEMPLATED HEREBY.

12.          CONSTRUCTION; HEADINGS.  This Warrant shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any person as the drafter hereof.  The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant.

13.          DISPUTE RESOLUTION.  Any dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares must be raised by the Required Holders or the Company.  In the case of any such dispute, the Company shall submit the disputed determinations or arithmetic calculations, as the case may be, to the Holder, via facsimile within two Trading Days of receipt of the Exercise Notice giving rise to such dispute.  If the Required Holders and the Company are unable to agree upon such determination or calculation of the Exercise Price or the Warrant Shares within five Trading Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company and the Holder shall, within two Trading Days submit via facsimile their respective disputed determinations of the Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Required Holders.  The Company shall cause the investment bank to perform the determinations or calculations and notify the Company and the Holder of the results no later than 10 Trading Days from the time it receives the disputed determinations or calculations.  Such investment bank’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.  The expenses of the investment bank will be borne by the Company unless the investment bank determines that the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares by the Required Holders was incorrect, in which case the expenses of the investment bank and accountant will be borne ratably by the Holder and any other holders of Warrants based on the number of Warrant Shares into which their respective Warrants are exercisable.  Any determination or agreement by the Required Holders as to a disputed item shall be binding on all current and future holders of Warrants.  Nothing in this Section 13 shall be deemed to modify or mitigate the terms of Section 1(d) hereof.

14.          SEVERABILITY.  If any provision of this Warrant is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Warrant so long as this Warrant as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provisions(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.  The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provisions(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provisions(s).

15.          REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF.  The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual damages for any failure by the Company to comply with the terms of this Warrant.  The Company acknowledges that a breach by it of its obligations hereunder may cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate.  The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to seek an injunction restraining any breach.

16.          LIMITATION ON LIABILITY.  No provisions hereof, in the absence of affirmative action by the Holder to purchase Warrant Shares hereunder, shall give rise to any liability of the Holder to pay the Exercise Price or as a stockholder of the Company (whether such liability is asserted by the Company or creditors of the Company).

17.          SUCCESSORS AND ASSIGNS.  This Warrant shall bind and inure to the benefit of and be enforceable by the Company and the Holder and their respective successors and permitted assigns.

18.          CERTAIN DEFINITIONS.  For purposes of this Warrant, the following terms shall have the following meanings:

(a)           “Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question.  As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.  For the avoidance of doubt, for purposes of this Warrant, the Company, on the one hand, and the Holder, on the other, shall not be considered Affiliates.

(b)           “Ares” means Ares Management LLC, its affiliated investment managers and funds or accounts managed by any of them.

(c)           “Bloomberg” means Bloomberg LP or, if Bloomberg ceases to provide quotations for the Common Stock, such other nationally recognized quotation service as the Company shall select.

(d)           “Common Stock” means (i) the Company’s Common Stock, $0.10 par value per share, and (ii) any capital stock into which such Common Stock shall have been changed or any share capital resulting from a reclassification of such Common Stock.

(e)           “Common Stock Deemed Outstanding” means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Sections 2(c) and 2(d) regardless of whether the Options and Convertible Securities are actually exercisable or convertible at such time.

(f)            “Competitor” means any entity that is an operating company which directly engages in the exploration for and production of oil and natural gas (it being agreed that

“Competitor” shall not include (i) any entity whose primary business is to be a lender, investor or similar venture and (ii) the Holder or any affiliated entity of the Holder solely as a result of loans to, or investments in, such entity, in each case with respect to the preceding clauses (i) and (ii) whether or not such entities are indirectly engaged in the exploration for and production of oil and natural gas as a result of having made such loans or investments).

(g)           “Convertible Security” means any stock, equity securities, debt securities or similar instruments that are convertible (directly or indirectly) into or exchangeable for Common Stock.

(h)           “Eligible Market” means The New York Stock Exchange, Inc., the NYSE MKT or The Nasdaq Stock Market.

(i)            “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations at the Securities and Exchange Commission promulgated thereunder.

(j)            “Excluded Securities” means (i) shares of Common Stock, restricted stock units, Options or common stock equivalents issued to employees, officers or directors of the Company pursuant to any existing or future stock option, restricted stock, stock purchase or other equity compensation plan or arrangement, including, without limitation, employee inducement awards and deferred compensation arrangements, duly adopted for such purpose, by a majority of the non-employee members of the Company’s board of directors or a majority of the members of a committee of non-employee directors established for such purpose, and the issuance of Common Stock in respect of such restricted stock units, Options or common stock equivalents and (ii) securities (including Common Stock and common stock equivalents) issued upon the exercise, conversion or exchange of securities (including Options, and including the issuance of Common Stock in full satisfaction of any interest or coupon make-whole payments or in satisfaction of any buy-in payment amounts due in connection therewith) issued and outstanding on the date hereof, including the Warrants, provided that such securities have not been amended since the date hereof to increase the number of such securities, to decrease the exercise price, exchange price or conversion price of such securities or extend the term of such securities; provided that issuances of securities as contemplated in (i) of the preceding sentence shall not, in the aggregate, exceed 10% of the outstanding shares of Common Stock as of the Issuance Date.

(k)           “Expiration Date” means March 15, 2026 or, if such date falls on a day other than a Trading Day or on which trading does not take place on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded (a “Holiday”), the next date that is not a Holiday.

(l)            “Fair Market Value” means, (i) with respect to any security as of any date, the price for such security on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange on which the Common Stock is then traded, during the period beginning at 9:30:01 a.m., New York City time, and ending at 4:00:00 p.m., New York City time, as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York City time, and ending at 4:00:00 p.m., New York City time, as reported by Bloomberg, or, if no average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by OTC Markets Inc. and (ii) with respect to (A) any property other than a security or (B) any security the Fair Market Value of which cannot be calculated on such date on any of the bases referenced in clause (i), the Fair Market Value of such other property or security on such date shall be determined by the Holder in good faith in accordance with generally accepted finance practices.

(m)          “Fundamental Transaction” means that, after the Issuance Date, the Company shall, directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into another Person, (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, (iii) allow another Person to make a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination immediately prior to such stock purchase or business combination), (v) reorganize, recapitalize or reclassify its Common Stock or (vi) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act), other than Ares, Clayton Williams, Jr., The Williams Children’s Partnership, Ltd. or any Related Party thereof, is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or  indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock (excluding any debt securities convertible into equity) normally entitled to vote in the election of directors (“Voting Stock”) of the Company (or its successor by merger, consolidation or purchase of all or substantially all of its assets) (for purposes of this clause, such person or group shall be deemed to beneficially own any Voting Stock held by a Parent Entity, if such person or group “beneficially owns” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, more than 50% of the voting power of the Voting Stock of such Parent Entity) or 50% of the aggregate economic interests in the Company (or its successor by merger, consolidation or purchase of all or substantially all of its assets).

(n)           “Options” means any rights or options to subscribe for or purchase Common Stock or Convertible Securities.

(o)           “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the

Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(p)           “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(q)           “Principal Market” means The New York Stock Exchange, Inc.

(r)            “Related Parties” means, with respect to any specified Person, such Person’s affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s affiliates.

(s)            “Required Holders” means the holders of the Warrants representing at least a majority of shares of Common Stock underlying the Warrants then outstanding.

(t)            “Successor Entity” means the Person (or, if so elected by the Required Holders, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Required Holders, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(u)           “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York City time).

(v)           “Weighted Average Price” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange on which the Common Stock is then traded, during the period beginning at 9:30:01 a.m., New York City time, and ending at 4:00:00 p.m., New York City time, as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York City time, and ending at 4:00:00 p.m., New York City time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by OTC Markets Inc.  If the Weighted Average Price cannot be calculated for such security on such date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Required Holders.  If the Company and the Required Holders are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 13 with the term “Weighted Average Price” being substituted for the term “Exercise Price.”  All such determinations shall be appropriately adjusted for any share dividend, share split or other similar transaction during such period.

19.          REPRESENTATIONS AND WARRANTIES.  The Holder represents, warrants and covenants to the Company as follows:

(a)           Accredited Investor Status; Sophisticated Purchaser.  The Holder is an “accredited investor” within the meaning of Rule 501 under the Securities Act and is able to bear the risk of its investment in this Warrant and the Warrant Shares issuable and deliverable upon exercise of this Warrant.  The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Warrant Shares issuable and deliverable upon exercise of this Warrant.

(b)           Information.  The Holder has been afforded the opportunity to ask questions of, and obtain information from, the Company.  The Holder understands that its acquisition of this Warrant and the Warrant Shares issuable and deliverable upon exercise of this Warrant involves a high degree of risk.  The Holder has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of this Warrant and the Warrant Shares issuable and deliverable upon exercise of this Warrant.

(c)           Residency.  The Holder shall cooperate reasonably with the Company (at the Company’s sole cost and expense) to provide any information necessary for any applicable securities filings of the Company.

(d)           Legends.  The Holder understands that, until such time, if any, as the Warrant or the Warrant Shares issuable and deliverable upon exercise of this Warrant have been registered pursuant to the provisions of the Securities Act, or the Warrant or Warrant Shares issuable and deliverable upon exercise of this Warrant are eligible for resale pursuant to Rule 144 promulgated under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, or as provided in this Section 19(d), the Warrant (and any Warrant Shares) will bear the following restrictive legend (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES OR BLUE SKY LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  THE COMPANY MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY PROPOSED TRANSFER IS IN COMPLIANCE

WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.  TRANSFER OF THE SECURITIES IS ALSO IS SUBJECT TO THE TRANSFER RESTRICTIONS SET FORTH IN A WARRANT DATED MARCH 15, 2016, A COPY OF WHICH IS AVAILABLE WITH THE SECRETARY OF THE COMPANY.

and other legends set forth in or required by state securities laws applicable to the Holder.

The legend set forth in this Section 19(d) shall be removed by the Company from any certificate evidencing the legended Warrant or Warrant Shares, as applicable, upon delivery to the Company of an opinion by counsel, reasonably satisfactory to the Company, that a registration statement under the Securities Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer shall not jeopardize the exemption or exemptions from registration pursuant to which the Company issued the Warrant or Warrant Shares.

(e)           Purchase Representation.  The Holder is purchasing the Warrant and the Warrant Shares issuable and deliverable upon exercise of this Warrant for its own account and not with a view to distribution in violation of any securities laws.  The Holder has been advised and understands that none of the Warrants or shares of Common Stock issuable upon exercise of the Warrants have been registered under the Securities Act or under the “blue sky” laws of any jurisdiction and may be resold only if registered pursuant to the provisions of the Securities Act (or if eligible, pursuant to the provisions of Rule 144 promulgated under the Securities Act or pursuant to another available exemption from the registration requirements of the Securities Act).  The Holder has been advised and understands that the Company, in issuing the Warrants and any Warrant Shares issuable and deliverable upon exercise of this Warrant, is relying upon, among other things, the representations and warranties of the Holder contained in this Section 19 in concluding that such issuance is a “private offering” and is exempt from the registration provisions of the Securities Act.

(f)            Rule 144.  The Holder understands that there is no public trading market for the Warrants, that none is expected to develop and that the Warrants must be held indefinitely unless and until the Warrants are registered under the Securities Act or an exemption from registration is available.  The Holder has been advised of and is aware of the provisions of Rule 144 promulgated under the Securities Act.

(g)           Reliance by the Company.  The Holder understands that the Warrants are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein in order to determine the applicability of such exemptions and the suitability of the Holder to acquire the Warrants.

(h)           No Ownership of Company Securities.  As of the date of this Agreement, Holder and its affiliates (a) do not own any Common Stock or any other Company securities, other than this Warrant, and (b) are not engaged in, and have not engaged in, hedging transactions with respect to such securities.  Neither Holder nor any of its affiliates and associates owns (directly or indirectly, beneficially or of record) and is not a party to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of, in each case, any shares of capital stock of the Company (other than as contemplated by this Warrant, that certain Warrant and Preferred Stock Purchase Agreement, dated March 8, 2016, the Registration Rights Agreement (as defined below), and the other agreements contemplated herein and therein).

20.          REGISTRATION RIGHTS AGREEMENT. This Warrant and the Warrant Shares issuable upon exercise hereof shall be subject to the terms and conditions of that certain Registration Rights Agreement, dated as of the date hereof (as amended from time to time, the “Registration Rights Agreement”) and the Holder shall be entitled to all of the rights and subject to all of the obligations under the Registration Rights Agreement. The Warrant Shares shall be deemed “Registrable Securities” as defined in the Registration Rights Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set out above.

CLAYTON WILLIAMS ENERGY, INC.

By:
Name:
Title:

Address:

ACKNOWLEDGED AND AGREED as of the Issuance Date set out above.

[NAME OF HOLDER]

By:
Name:
Title:

Address:

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS
WARRANT TO PURCHASE COMMON STOCK

CLAYTON WILLIAMS ENERGY, INC.

The undersigned holder hereby exercises the right to purchase                   of the shares of Common Stock (“Warrant Shares”) of Clayton Williams Energy, Inc., a Delaware corporation (the “Company”), evidenced by the attached Warrant to Purchase Common Stock (the “Warrant”).  Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1.             Exercise Price.  The Holder intends that payment of the Exercise Price shall be made as (check one):

•                  Cash Exercise under Section 1(a).

•                  Cashless Exercise under Section 1(c).

2.             Cash Exercise.  If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $            to the Company in accordance with the terms of the Warrant.

3.             Delivery of Warrant Shares.  The Company shall deliver (or cause to be delivered) to the holder            Warrant Shares by book entry in accordance with the terms of the Warrant.

4.             Representations and Warranties.  By its delivery of this Exercise Notice, the undersigned represents and warrants to the Company that the representations and warranties of the Holder set forth in Section 19 of the Warrant.

Date:                   ,

Name of Registered Holder		Name of Signatory
By:
Name:
Title :

A-1

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice.

CLAYTON WILLIAMS ENERGY, INC.

By:
Name:
Title:

A-2

EXHIBIT B

FORM OF ASSIGNMENT

ASSIGNMENT

FOR VALUE RECEIVED,                               hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Warrant No.         ) with respect to the number of shares of the Common Stock covered thereby set forth below, unto:

Names of Assignee	Address	No. of Shares

Dated:	Signature

Witness

B-1

EXHIBIT C

FORM OF STANDSTILL AGREEMENT

THIS STANDSTILL AGREEMENT, dated as of             , 20[  ] (this “Agreement”), is entered into by and between Clayton Williams Energy, Inc., a Delaware corporation (the “Company”), and [•], a [•] [corporation/limited liability company] (the “Purchaser”). Capitalized terms used but not defined herein shall have the meaning assigned to such term in the Credit Agreement (as defined below).

RECITALS

WHEREAS, pursuant to, and subject to the terms and conditions of, the Credit Agreement dated as of March 8, 2016 among the Company, as borrower, certain subsidiaries of the Company, as guarantors, the lenders party thereto, Goldman Sachs Lending Partners LLC, as sole lead arranger, sole bookrunner and syndication agent, Stephens Inc., as manager, and Wilmington Trust, N.A., as administrative agent (the “Credit Agreement”), the lenders agreed to make terms loans in the aggregate principal amount of $350,000,000 to the Company;

WHEREAS, in connection with the transactions contemplated by the Credit Agreement, the Company issued a Warrant to Purchase Common Stock (each, a “Warrant”), which provides the holder thereof the right to purchase shares of the Company’s common stock (“Common Stock”), $0.10 par value per share (the “Warrant Shares”);

WHEREAS, the Purchaser desires to acquire the Warrant and, as a condition to its acquisition thereof, the Purchaser desires to accept the terms of this Agreement and agrees to be bound by the obligations contained herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, the parties hereby agree as follows:

AGREEMENT

Section 1.              Standstill.  During the period commencing on the date hereof and ending on the Standstill Termination Date (as defined below), the Purchaser shall not, and shall cause its Affiliates (as defined in the Warrant and excluding any portfolio companies of the Purchaser) not to, directly or indirectly, engage in any activities or transactions that would constitute a “Change of Control” as defined in the Existing Senior Notes Indenture (as such term is defined in the Credit Agreement) as in effect on the date hereof governing the Existing Senior Notes (as such term is defined in the Credit Agreement).  “Standstill Termination Date” means the earlier of (i) the obligations under the Existing Senior Notes have been paid in full or otherwise refinanced and (ii) the Existing Senior Notes Indenture has been amended so that the Purchaser constitutes a “Permitted Holder” as defined under the Existing Senior Notes Indenture.

Section 2.           Miscellaneous.

(a)           Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto with respect to the subject matter contained herein.  There are no restrictions, promises, warranties or undertakings other than those set forth or referred to herein with respect to the rights granted by any party or any of its affiliates set forth herein.  This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.

(b)           Interpretation.  If any provision in this Agreement is held to be illegal, invalid, not binding or unenforceable, (i) such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid, not binding or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions shall remain in full force and effect and (ii) the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.  Any words imparting the singular number only shall include the plural and vice versa.  The words such as “herein,” “hereinafter,” “hereof” and “hereunder” refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires.  The division of this Agreement into Sections and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect or be utilized in construing or interpreting this Agreement.

(c)           Governing Law; Submission to Jurisdiction.  This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement), will be construed in accordance with and governed by the laws of the State of Delaware without regard to principles of conflicts of laws.  Any action against any party relating to the foregoing shall be brought in any federal or state court of competent jurisdiction located within the State of Delaware, and the parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of any federal or state court located within the State of Delaware over any such action.  Each of the parties hereby irrevocably and unconditionally agrees (A) that it is and shall continue to be subject to the jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of Delaware, and (B) to the extent that such party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such party’s agent for acceptance of legal processes and notify the other parties of the name and address of such agent,  and that, to the fullest extent permitted by applicable law, service made pursuant to (B) above shall have the same legal force and effect as if served upon such party personally within the State of Delaware.  Each of the parties hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute.  Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(d)           Waiver of Jury Trial.  EACH OF THE PARTIES TO THIS AGREEMENT HEREBY WAIVES, AND AGREES TO CAUSE ITS AFFILIATES TO WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS AGREEMENT OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE.  EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

(e)           Modifications in Writing.  Except as otherwise provided herein, no amendment, waiver, consent, modification or termination of any provision of this Agreement shall be effective unless signed by each of the parties hereto.  Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement and any consent to any departure by a party from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which made or given.

(f)            Execution in Counterparts.  This Agreement may be executed in any number of counterparts (including by electronic means) and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same agreement.

(g)           Binding Effect; Assignment; Termination.  This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but will not be assignable or delegable by any party hereto without the prior written consent of each of the other parties.  This Agreement shall terminate on the Standstill Termination Date, except that in any such case the provisions of this Section 2 shall survive any termination of this Agreement and except that no party to this Agreement shall be relieved or released from liability for damages arising out of a breach of this Agreement before such termination.

(h)           Independent Counsel.  Each of the parties acknowledges that it has been represented by independent counsel of its choice throughout all negotiations that have preceded the execution of this Agreement and that it has executed the same with consent and upon the advice of said independent counsel.  Each party and its counsel cooperated in the drafting and preparation of this Agreement and the documents referred to herein, and any and all drafts relating thereto will be deemed the work product of the parties and may not be construed against any party by reason of its preparation.  Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against the party that drafted it is of no application and is hereby expressly waived.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto execute this Standstill Agreement, effective as of the date first above written.

COMPANY:

CLAYTON WILLIAMS ENERGY, INC.

By:
Name:
Title:

PURCHASER:

[•]

By:
Name:
Title:

[Signature Page to Standstill Agreement]